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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         MARCH 21, 2006 (MARCH 17, 2006)

                                MICROISLET, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Nevada                                          88-0408274
            ------                                          ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
       Incorporation)

                                    001-32202
                                    ---------
                            (Commission File Number)

    6370 Nancy Ridge Drive, Suite 112                             92121
         San Diego, California                                   --------
----------------------------------------                         Zip Code
(Address of Principal Executive Offices)


                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On March 17, 2006, upon recommendation of our nominating and governance committee, we appointed Bertram E. Walls, M.D. to our board of directors.

Our board has determined that Dr. Walls is an independent director. Our board now consists of eight directors, four of which are independent. We believe that this appointment therefore restores our full compliance with the American Stock Exchange continuing listing standards. We had previously been out of compliance with the Amex requirements of Sections 121A(1) and 121B(2)(c) of the Amex Company Guide requiring that at least 50% of directors on the board be independent. We anticipate notification of regained compliance from AMEX shortly.

From April 2004 to the present Dr. Walls has been the President of Phoenix Obstetrics/Gynecology, LLC, an Obstetrical and Gynecology Hospitalist women's health services company. In 2002 Dr. Walls founded, and is currently the President and Chief Executive Officer, of Plexus Consulting Group, LLC, a comprehensive healthcare and business solutions consulting and advisory company. From October 2000 to October 2001 Dr. Walls was the Chief Executive Officer of E&C Medical Intelligence, Inc. an international medical software company, and was responsible for development and operational infrastructure and marketing strategies for the U.S. division. Mr. Walls completed his B.S. at North Carolina A&T State University in 1973 and his M.D. at Duke University School of Medicine in 1976. He received an M.B.A. degree from Duke Fuqua School of Business in 1995.

There were no arrangements or understandings between Dr. Walls and any other person pursuant to which Dr. Walls was selected as a director. Dr. Walls does not have any relationship with our company that would require disclosure pursuant to Item 404(a) of the Securities and Exchange Commission Regulation S-B.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 21, 2006                     MICROISLET, INC.


                                            By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer